Exhibit 32

CERTIFICATION REQUIRED BY RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934 AND PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the filing of the quarterly report on Form 10-QSB of Pro-Fac Cooperative, Inc. for the fiscal quarter ended December 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen R. Wright, General Manager, Chief Executive Officer, Chief Financial Officer and Secretary of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.

Dated:	February 11, 2008	/s/ Stephen R. Wright
General Manager, Chief Executive Officer,
Chief Financial Officer and Secretary
(Principal Executive Officer and
Principal Financial Officer)